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Exhibit 10.34

THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

        This Third Amendment to Loan and Security Agreement is entered into as of December 21, 2001 (the "Amendment"), by and between COMERICA BANK—CALIFORNIA ("Bank") and MAXWELL TECHNOLOGIES, INC., MAXWELL ELECTRONIC COMPONENTS GROUP, INC., I-BUS/PHOENIX, INC., PUREPULSE TECHNOLOGIES, INC., and MML ACQUISITION CORP. (individually, a "Borrower" and collectively, the "Borrowers").

RECITALS

        Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of February 26, 2001, as amended from time to time, including but not limited to by that certain Amendment to Loan and Security Agreement dated as of May 25, 2001 and that certain Second Amendment to Loan and Security Agreement dated as of June 18, 2001 (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, the parties agree as follows:

            1.  Certain defined terms in Section 1.1. of the Agreement are hereby added or amended as follows:

            "Committed Revolving Line" means a credit extension of up to Five Million Dollars ($5,000,000).

            "Revolving Maturity Date" means June 30, 2003.

            "Tangible Net Worth" means at any date as of which the amount thereof shall be determined, Borrowers' net worth, less all intangible assets, including, but not limited to, deferred taxes, discontinued operations, goodwill, and direct equity investments in other companies, all determined on a consolidated basis in accordance with GAAP.

            "Term Loan" has the meaning assigned in Section 2.1(g).

            2.  Section 2.1(a)(i) of the Agreement hereby is amended in its entirety as follows:

            "(i)  Subject to and upon the terms and conditions of this Agreement and as long as no default or Event of Default has occurred and is continuing, Parent may request Advances in an aggregate outstanding amount of the Committed Revolving Line, minus the then outstanding principal balance of the Advances. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1(a) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(a) shall be immediately due and payable. Borrowers may prepay any Advances without penalty or premium."

            3.  Section 2.1(a)(iv) of the Agreement hereby is amended in its entirety as follows:

            "(iv) Intentionally Omitted."

            4.  Section 2.1(g) hereby is added to the Agreement as follows:

            "(g) Term Loan.

              (i)    Subject to and upon the terms and conditions of this Agreement, Bank shall make a term loan to Maxwell Technologies, Inc. on or about December 21, 2001 in the principal amount of Six Million Dollars ($6,000,000) (the "Term Loan"). The Term Loan shall be made to Maxwell Technologies, Inc. under the terms and conditions set forth in that certain Term Loan Agreement (the "Term Loan Agreement"), Note Secured By Deed of Trust (the "Note"), Cost of Funds Addendum to Note Secured By Deed of Trust ("Addendum to Note"), and Environmental Indemnity, each dated as of even date herewith. Maxwell Technologies, Inc.'s obligations under the Term Loan Agreement, Note, and Addendum to Note shall be secured by the Collateral as well as by a Deed of Trust, Security Agreement, and Fixture Filing, an Assignment of Real Property Leases and Rents, and a UCC fixture filing, each dated as of even date herewith.

              (ii)  The Term Loan shall be payable on the terms and conditions set forth in the Term Loan Agreement, Note and the Addendum to Note.

            5.  Section 2.6 of the Agreement hereby is amended in its entirety as follows:

            "2.6 Intentionally Omitted."

            6.  Section 6.8 of the Agreement hereby is amended in its entirety as follows:

      "6.8 Quick Ratio. Borrowers shall maintain, as of the last day of each calendar quarter beginning with the quarter ending December 31, 2002, a ratio of Quick Assets, to Current Liabilities plus total Obligations owing Bank, of at least 1.35 to 1.00."

            7.  Section 6.9 of the Agreement hereby is amended in its entirety as follows:

      "6.9 Cash—Total Bank Obligations. Borrowers shall at all times through September 30, 2002 maintain a ratio of Cash (defined as cash and cash equivalents held a Bank, Comerica Securities, and Munder Capital) to total Obligations owing Bank of at least 2.00 to 1.00."

            8.  Section 6.10 of the Agreement hereby is amended in its entirety as follows:

      "6.10 Tangible Net Worth. Borrowers shall at all times through September 30, 2002 maintain a Tangible Net Worth of not less than Forty Eight Million Dollars ($48,000,000)."

            9.  Section 6.11 of the Agreement hereby is amended in its entirety as follows:

      "6.11 Fixed Charge Coverage Ratio. Beginning December 31, 2002, Borrower shall maintain, as of the last day of each fiscal quarter, a Fixed Charge Ratio of not less than 2.00 to 1.00. "Fixed Charge Ratio" means the ratio of (x) pre-tax net income minus taxes paid in cash, on a quarterly basis to (y) the amount of scheduled principal payments on the current portion of long term debt for such quarter."

          10.  Exhibit B-2 to the Agreement hereby is deleted in its entirety.

          11.  Exhibit C to the Agreement hereby is deleted in its entirety.

          12.  Exhibit D to the Agreement hereby is replaced with Exhibit D hereto.

          13.  Unless otherwise defined, all initially capitalized terms in this Amendment shall be defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

          14.  Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

          15.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          16.  As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

            (a)  this Amendment, duly executed by the Borrowers;

            (b)  Corporate Resolutions to Borrow;

            (c)  An securities account control agreement;

            (d)  An amount equal to all Bank Expenses incurred to date; and

            (e)  such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXWELL TECHNOLOGIES, INC.

By:

Title:

MAXWELL ELECTRONIC COMPONENTS GROUP, INC

By:

Title:

I-BUS/PHOENIX, INC.

By:

Title:

PUREPULSE TECHNOLOGIES, INC.

By:

Title:

MML ACQUISITION CORP.

By:

Title:

COMERICA BANK—CALIFORNIA

By:

Title:

MML ACQUISITION CORP.

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK-CALIFORNIA

FROM:	MAXWELL TECHNOLOGIES, INC., MAXWELL ELECTRONIC COMPONENTS GROUP, INC., I-BUS/PHOENIX, INC., PUREPULSE TECHNOLOGIES, INC., MAXWELL TECHNOLOGIES SYSTEMS DIVISION, INC., MML ACQUISITION CORP.

        The undersigned authorized officer of MAXWELL TECHNOLOGIES, INC. ("Parent") and MAXWELL ELECTRONIC COMPONENTS GROUP, INC., I-BUS/PHOENIX, INC., PUREPULSE TECHNOLOGIES, INC., MAXWELL TECHNOLOGIES SYSTEMS DIVISION, INC., MML ACQUISITION CORP. (collectively, "Borrowers") hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the "Agreement"), (i) Borrower(s) are in complete compliance for the period ending                  with all required covenants except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Quarterly financial statements	Quarterly within 45 days	Yes	No
Annual (CPA Audited)	FYE within 90 days	Yes	No
10K & 10Q	within 5 days of filing	Yes	No
A/R & A/P Agings	Quarterly beginning 12/31/02 within 45 days	Yes	No
A/R Audit	Initial and Annual	Yes	No
IP Report	Within 30 days of 2/1 and 8/1	Yes	No
Financial Covenant	Required	Actual		Complies

Maintain on a Quarterly Basis:
Minimum Quick Ratio (beginning 12/31/02)	1.35:1.00		:1.00	Yes	No
Minimum Cash to Bank Debt (through 9/30/02; monitored monthly)	2.00:1.00		:1.00	Yes	No
Minimum Tangible Net Worth (through 9/30/02; monitored monthly)	$48,000,000	$		Yes	No
Fixed Charge Coverage Ratio	2.00:1.00
Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Sincerely,	Date:

SIGNATURE	Verified:
AUTHORIZED SIGNER

TITLE	Date:
Compliance Status Yes No
DATE

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THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
EXHIBIT D COMPLIANCE CERTIFICATE